UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 13, 2009

ARUBA NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33347	02-0579097

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1344 Crossman Ave.
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)
(408) 227-4500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to Employee Stock Purchase Plan
On February 13, 2009, the Compensation Committee (the “Committee”) of the Board of Directors of Aruba Networks, Inc. (the “Company”) approved an amendment to the Company’s Employee Stock Purchase Plan (the “ESPP”). The amendment increases the maximum number of shares of the Company’s common stock that eligible employees may purchase during each purchase period from 2,000 shares to 3,000 shares.
The foregoing description of the ESPP is qualified in its entirety by reference to the ESPP filed as Exhibit 10.1 hereto, which exhibit is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	Employee Stock Purchase Plan, as amended and restated on February 13, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARUBA NETWORKS, INC.
Date: February 20, 2009	By:	/s/ Alexa King
Alexa King
Vice President, Legal and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employee Stock Purchase Plan, as amended and restated on February 13, 2009.